UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

US AIRWAYS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8444	54-1194634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A
(Former Name or Former Address if Changed Since Last Report.)

US AIRWAYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8442	53-0218143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A
(Former Name or Former Address if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 10, 2013, US Airways, Inc. announced the pricing of its offering of approximately $820 million aggregate face amount of Class A and Class B enhanced equipment trust certificates. The press release announcing the pricing of the offering is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 10, 2013

4.1	Pass Through Trust Agreement, dated December 21, 2010, between Wilmington Trust Company, as Trustee, and US Airways, Inc. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of US Airways Group, Inc. and US Airways, Inc. filed on December 23, 2010)

23.1	Consent of Aircraft Information Services, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

99.1	Press Release, dated April 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS GROUP, INC.

Date: April 12, 2013	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS, INC.

Date: April 12, 2013	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 10, 2013

4.1	Pass Through Trust Agreement, dated December 21, 2010, between Wilmington Trust Company, as Trustee, and US Airways, Inc. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of US Airways Group, Inc. and US Airways, Inc. filed on December 23, 2010)

23.1	Consent of Aircraft Information Services, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

99.1	Press Release, dated April 10, 2013